UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  January 10, 2020

ACT II GLOBAL ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-38880	38-4101973
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

745 5th Avenue

New York, NY 10151

Attn: Christopher Giordano; Jon Venick

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (212) 335-4500

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Units, each consisting of one Class A Ordinary Share and one-half of one Redeemable Warrant	ACTTU	The NASDAQ Stock Market LLC

Class A Ordinary Shares, par value $0.0001 per share	ACTT	The NASDAQ Stock Market LLC

Redeemable Warrants, each exercisable for one Class A Ordinary Share for $11.50 per share	ACTTW	The NASDAQ Stock Market LLC

Item 8.01	Other Events.

On January 10, 2020, Act II Global Acquisition Corp. (“Act II”) issued a press release announcing that it will present and meet with investors at the 22nd Annual ICR Conference, held at the Grand Lakes Resort in Orlando, Florida. Act II is scheduled to present on Monday, January 13, 2020 at 4:30 p.m. ET. The press release is attached hereto as Exhibit 99.1 and incorporated by reference herein.

Additional Information and Where to Find It

In connection with the proposed business combination, Act II intends to file with the SEC a Registration Statement on Form S-4 and will mail the definitive proxy statement/prospectus and other relevant documentation to Act II shareholders. This filing does not contain all the information that should be considered concerning the proposed transaction. It is not intended to form the basis of any investment decision or any other decision with respect to the business combination. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of the federal securities laws.

Act II shareholders and other interested persons are advised to read, when available, the preliminary proxy statement and any amendments thereto, and the definitive proxy statement in connection with Act II’s solicitation of proxies for the special meeting to be held to approve the proposed transaction, because these materials will contain important information about Merisant Company (“Merisant”), MAFCO Worldwide LLC (“Mafco”) and Act II and the proposed transaction.

The definitive proxy statement will be mailed to Act II shareholders as of a record date to be established for voting on the business combination when it becomes available. Shareholders will also be able to obtain a copy of the preliminary proxy statement and definitive proxy statement once they are available, without charge, at the SEC’s website at www.sec.gov or by directing a request to Act II at 745 5th Avenue, New York, NY 10151.

Participants in the Solicitation

Act II, Merisant, Mafco and their respective directors and officers and representatives or affiliates may be deemed to be participants in the solicitation of proxies of Act II shareholders in connection with the business combination. Act II shareholders and other interested persons may obtain, without charge, more detailed information regarding the directors and officers of Act II in the final prospectus of Act II, which was filed with the SEC on April 29, 2019. Information regarding the persons who may, under SEC rules, be deemed participants in the solicitation of proxies to Act II shareholders in connection with the business combination will be set forth in the proxy statement for the business combination when available. Additional information regarding the interests of participants in the solicitation of proxies in connection with the business combination will be included in the proxy statement that Act II intends to file with the SEC and other documents furnished or filed with the SEC by Act II.

ITEM 9.01 - Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description

99.1	Press Release, dated January 10, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

Act II Global Acquisition Corp.

Date: January 10, 2020	By:	/s/ Ira J. Lamel
Name: Ira J. Lamel Title: Chief Financial Officer